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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 28, 2001



                    CHARLES E. SMITH RESIDENTIAL REALTY, INC.

               (Exact Name of Registrant as Specified in Charter)



          Maryland                   1-13174                   54-1681655
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)          Identification Number)


2345 Crystal Drive, Crystal City, Virginia            22202
(Address of Principal Executive Offices)            (Zip Code)


                                 (703) 920-8500

              (Registrant's telephone number, including area code)


                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  Other Events

     Charles E. Smith Residential Realty, Inc. is filing a description of the material U.S. federal income tax consequences relating to the taxation of Charles E. Smith Residential Realty, Inc. as a REIT and the ownership and disposition of Charles E. Smith Residential Realty, Inc. common shares. This description replaces and supersedes prior descriptions of the federal income tax treatment of Charles E. Smith Residential Realty, Inc. and its shareholders to the extent that they are inconsistent with the description contained in this Form 8-K.

ITEM 7.  EXHIBITS

(c)   Exhibits

               Exhibit
               Number                Description
              -------                -----------

               99.1                  Federal Income Tax Consequences.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CHARLES E. SMITH RESIDENTIAL REALTY, INC.

Date: August 28, 2001           By: /s/ W.D. Minami
                                    -------------------------------------
                                    W.D. Minami
                                    President

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EXHIBIT INDEX

Exhibit
Number           Description
-------          -----------

99.1             Federal Income Tax Consequences.







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